SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2003

KNIGHT TRADING GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

525 Washington Boulevard, Jersey City, NJ 07310

                (Address of principal executive offices)                     (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Knight Trading Group, Inc.

Current Report on Form 8-K

Item 7.	Financial Statements and Exhibits.

a.	Financial Statements
Not required

b.	Pro forma Financial Information
Not required

c.	Exhibits

	Exhibit No.	Description

	99.1	Press Release of Knight Trading Group, Inc. issued October 14, 2003.

Item 9.	Regulation FD Disclosure

On October 14, 2003, the registrant issued a press release announcing that it has agreed to acquire the business of Donaldson & Co., Incorporated, a privately held firm offering soft dollar and commission recapture programs to institutions, in a cash transaction.

The Press Release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: October 14, 2003

KNIGHT TRADING GROUP, INC.

By:	/S/ JOHN H. BLUHER

Name:	John H. Bluher
Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Knight Trading Group, Inc. issued on October 14, 2003.